SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                  MAY 17, 2007

                         SENTRY  TECHNOLOGY  CORPORATION
                         -------------------------------

               (Exact Name of Registrant as specified in charter)

        Delaware                      1-12727                 96-11-3349733
      ------------                 -------------            ----------------
(State or other jurisdiction        (Commission               (IRS Employer
    of incorporation)                 File Number)          Identification No.)



           1881 Lakeland Avenue, Ronkonkoma, New York             11779
      -----------------------------------------------------      --------
             (Address of principal executive offices)           (Zip Code)



                                  631/ 739-2100
                            ------------------------
               Registrant's telephone number, including area code



                                   Not Applicable
                 ---------------------------------------------------
            (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):


___ Written communications pursuant to Rule 425 under the Securities Act (17 CFR
       230.425)
___ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
       240.14a-12)
___ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
       Act (17 CFR 240.14d-2(b))
___ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
       Act (17 CFR 240.13e-4(c))


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ITEM 5.03   AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL
             YEAR

On May 16, 2007, a majority of the shareholders of Sentry Technology Corporation (the "CORPORATION"), consented to and approved an amendment to the Certificate of Incorporation increasing the Corporation's authorized capital stock from 170,000,000 to 200,000,000 shares and to increase the number of authorized shares of common stock from 160,000,000 to 190,000,000 shares. The amendment to the Certificate of Incorporation was filed with the Delaware Secretary of State and made effective on May 17, 2007. A true and correct copy of the filed Certificate of Amendment to the Certificate of Incorporation is filed hereto as
Exhibit 3.1.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d)     Exhibits

Exhibit 3.1     -     Certificate of Amendment to Certificate of Incorporation
                      as filed on May 17, 2007.


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                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


SENTRY TECHNOLOGY CORPORATION


By: /s/ Peter L. Murdoch
-----------------------------------------------
Peter L. Murdoch
President and Chief Executive Officer

Date: May 25, 2007

                                                                     EXHIBIT 3.1


See filed copy of Certificate of Amendment as PDF document attached hereto.